Exhibit 10.1
MIDWAY GAMES INC.
Restricted Stock Award
Midway Games Inc., a Delaware corporation (the “Company”) hereby grants to the “Participant” named below (also referred to herein as “you”) the number of shares of its common stock, par value $.01 per share set forth below (“Restricted Stock”), pursuant to the attached Terms and Conditions of Restricted Stock Award and the Company’s 2005 Long-Term Incentive Plan (the “Plan”).
Name of Participant:
Award Date:                      ___, 200___
Participant’s Social Security Number:
Number of Shares of Restricted Stock Covered by the Award:

Release Date:	The date of the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended .
By signing this cover sheet, you agree to all of the terms and conditions of this Award.

Participant:

(Signature)

Company:	MIDWAY GAMES INC.

By:
«Officer»
«Title»
This is not a stock certificate or a negotiable instrument.

MIDWAY GAMES INC.
Terms and Conditions of Restricted Stock Award
Under the 2005 Long-Term Incentive Plan
(the “Plan”)
Date of Award:
Definitions. Capitalized terms used herein and on the cover sheet and not otherwise defined herein have the meanings ascribed to them in the Plan.
Restricted Stock/Nontransferability. This Award of Restricted Stock is for the number of shares set forth on the cover sheet attached hereto and is subject to the terms and conditions described below and the terms and conditions set forth in the Plan. Except as set forth herein, until the dates on which the restrictions on the Restricted Stock lapse as set forth below, the Restricted Stock on which restrictions remain may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock on which restrictions remain be made subject to execution, attachment or similar process (the “Restrictions”).
Issuance; Lapsing of Restrictions or Forfeiture. The Company will issue your Restricted Stock in your name as of the Award Date. Your Restricted Stock shall be restricted as to transfer and may be forfeited in whole or in part as indicated below. Forfeiture or lapsing of restrictions on the Restricted Stock, as the case may be, shall be based on the operating profit excluding the cost of stock-based compensation of the Company for the fiscal year ending December 31, 2008, as set forth in the Company’s audited consolidated financial statements for such year as filed with the Securities and Exchange Commission (the “Operating Profit”). Your Restricted Stock shall be forfeited, or the restrictions on your Restricted Stock shall lapse, as applicable, as follows:
•	if such Operating Profit is less than , then your Restricted Stock shall be forfeited upon the Release Date;

•	if such Operating Profit is at least , then the Restrictions on your Restricted Stock shall lapse as follows:

Number of Shares on Which
Restrictions Lapse	Date Restrictions Lapse
Up to 33% of the Restricted Stock	Upon the Release Date

Up to 66% of the Restricted Stock	1st Anniversary of the Release Date

Up to 100% of the Restricted Stock	2nd Anniversary of the Release Date
Notwithstanding the foregoing, all Restricted Stock shall be forfeited (a) if the Company ceases to be subject to the reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”); (b) upon a Change in Control, as defined below, and (c) upon the termination of your employment and/or service with the Company as provided in Section 6(d)(ii) of the Plan.
Forfeited amounts set forth above shall be rounded to the nearest whole number. If any of your Restricted Stock is forfeited in accordance with the foregoing provisions or as otherwise provided for in the Plan, such Restricted Stock shall be deemed no longer outstanding, and you shall return any certificate representing such Restricted Stock.

A “Change in Control” means (a) the acquisition by any person or group, other than Permitted Holders, of substantially all the assets of the Company or more than 50% of the capital stock having the right to vote for the election of the members of the Company’s Board of Directors or (b) the consummation of a business combination involving the Company in which the holders of a majority of the Company’s outstanding stock immediately prior to the consummation of the business combination and any Permitted Holders cease to hold a majority of the outstanding capital stock having the right to vote for the election of the members of the Board of Directors or equivalent governing body of the surviving or resulting entity. For purposes of this definition, the following are “Permitted Holders”: Sumner M. Redstone, members of his family, and National Amusements, Inc. and any entities owned or controlled, directly or indirectly, by them excluding, however, any entities whose equity securities are registered under the Exchange Act.
Section 83(b) Election. Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price, if any, paid for the Restricted Stock and their fair market value on the date the Restrictions applicable to such shares lapse will be reportable as ordinary income at that time. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such Restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Award Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Award Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the Restricted Stock on the Award Date. The form for making this election is attached as Exhibit A hereto. If you choose not to make this filing within the thirty (30) day period, you will recognize ordinary income as the Restrictions lapse.
Shareholder Rights. You have the right to vote your Restricted Stock and to receive any dividends declared or paid on such Restricted Stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of your Restricted Stock and subject to the same conditions and Restrictions applicable thereto.
Compliance with Law. The issuance of your Restricted Stock shall be subject to compliance with the Securities Act of 1933, as amended (the “Act”), and all applicable laws and rules, including the rules and policies of the New York Stock Exchange.
Legends. All certificates representing your Restricted Stock and shares issued in respect thereof shall, where applicable, have endorsed thereon the following legends:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED ON OR BEFORE     .”
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IF BEFORE     , THE EMPLOYMENT OF [NAME OF RECIPIENT OF RESTRICTED STOCK] BY MIDWAY GAMES INC. OR ANY OF ITS SUBSIDIARIES HAS TERMINATED.”
This Award has been made in accordance with, and is subject to and conditional upon all of the terms and conditions of the Plan which are incorporated by reference in this Restricted Stock Award as if fully set forth herein.

Governing Law. This Award shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.

EXHIBIT A
ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
     1. The name, address and social security number of the undersigned:

Name:

Address:

Social Security No.

     2. Description of property with respect to which the election is being made:
                     shares of common stock, par value $.01 per share, Midway Games, Inc., a Delaware corporation, (the “Company”).
     3. The date on which the property was transferred is                      ___, 200___.
     4. The taxable year to which this election relates is calendar year 200___.
     5. Nature of restrictions to which the property is subject:
The shares of stock are subject to the provisions of a Restricted Stock Award between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.
     6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $                     per share, for a total of $                    .
     7. The amount paid by taxpayer for the property was $                    .
     8. A copy of this statement has been furnished to the Company.
Dated:                     , 200__

Taxpayer’s Signature

Taxpayer’s Printed Name

PROCEDURES FOR MAKING ELECTION
UNDER INTERNAL REVENUE CODE SECTION 83(b)
The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:
          1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Award Date of your Stock.
          2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.
You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.